MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

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                                                   CARMAX AUTO OWNER TRUST
                                                        SERIES 2003-2
-------------------------------------------------------------------------------------------------------------------------


  Collection Period                                                                                    01/01/04-01/31/04
  Determination Date                                                                                            2/9/2004
  Distribution Date                                                                                            2/17/2004


  Pool Balance
  ------------

     1 . Pool Balance on the close of the last day of the preceding
         Collection Period                                                                        $       562,160,987.63

     2 . Collections allocable to Principal                                                       $        16,174,812.00

     3 . Purchase Amount allocable to Principal                                                   $                 0.00

     4 . Defaulted Receivables                                                                    $           156,520.13

                                                                                                     --------------------
     5 . Pool Balance on the close of the last day of the Collection Period                       $       545,829,655.50
         (Ln1 - Ln2 - Ln3 - Ln4)

     6 . Initial Pool Balance                                                                     $       600,000,001.02

                                                                               Beginning                     End
     7 . Note Balances                                                         of Period                  of Period
                                                                         ------------------------------------------------

         a. Class A-1 Note Balance                                       $     86,412,884.46     $         67,774,121.24
         b. Class A-2 Note Balance                                       $    147,000,000.00     $        147,000,000.00
         c. Class A-3 Note Balance                                       $    129,000,000.00     $        129,000,000.00
         d. Class A-4 Note Balance                                       $    129,000,000.00     $        129,000,000.00
         e. Class B Note Balance                                         $     18,000,000.00     $         18,000,000.00
         f. Class C Note Balance                                         $     24,000,000.00     $         24,000,000.00
         g. Class D Note Balance                                         $     24,000,000.00     $         24,000,000.00
                                                                            -----------------        --------------------
         h. Note Balance (sum a - f)                                     $    557,412,884.46     $        538,774,121.24

     8 . Pool Factors

         a. Class A-1 Note Pool Factor                                             0.6698673                   0.5253808
         b. Class A-2 Note Pool Factor                                             1.0000000                   1.0000000
         c. Class A-3 Note Pool Factor                                             1.0000000                   1.0000000
         d. Class A-4 Note Pool Factor                                             1.0000000                   1.0000000
         e. Class B Note Pool Factor                                               1.0000000                   1.0000000
         f. Class C Note Pool Factor                                               1.0000000                   1.0000000
         g. Class D Note Pool Factor                                               1.0000000                   1.0000000
                                                                            -----------------        --------------------
         h. Note Pool Factor                                                       0.9290215                   0.8979569

     9 . Overcollateralization Target Amount                                                      $         8,187,444.83

    10 . Current overcollateralization amount (Pool Balance - Note Balance)                       $         7,055,534.26

    11 . Weighted Average Coupon                                                                  %                7.96%

    12 . Weighted Average Original Term                                                          months            60.15

    13 . Weighted Average Remaining Term                                                         months            53.52

  Collections
  -----------

    14 . Finance Charges:

         a. Collections allocable to Finance Charge                                               $         3,970,800.47
         b. Liquidation Proceeds allocable to Finance Charge                                      $                 0.00
         c. Purchase Amount allocable to Finance Charge                                           $                 0.00
                                                                                                     --------------------
         d. Available Finance Charge Collections (sum a - c)                                      $         3,970,800.47

    15 . Principal:
         a. Collections allocable to Principal                                                    $        16,174,812.00
         b. Liquidation Proceeds allocable to Principal                                           $                 0.00
         c. Purchase Amount allocable to Principal                                                $                 0.00
                                                                                                     --------------------
         d. Available Principal Collections (sum a - c)                                           $        16,174,812.00

    16 . Total Finance Charge and Principal Collections (14d + 15d)                               $        20,145,612.47

    17 . Interest Income from Collection Account                                                  $             8,752.59

    18 . Simple Interest Advances                                                                 $                 0.00

                                                                                                     --------------------
    19 . Available Collections (Ln16 + Ln17 + Ln18)                                               $        20,154,365.06

  Required Payment Amount
  -----------------------

    20 . Total Servicing Fee
         a. Monthly Servicing Fee                                                                 $           468,467.49
         b. Amount Unpaid from Prior Months                                                       $                 0.00
         c. Amount Paid                                                                           $           468,467.49
                                                                                                     --------------------
         d. Shortfall Amount (a + b - c)                                                          $                 0.00

    21 . Class A Noteholder Interest Amounts
         a. Class A-1 Monthly Interest                                                            $            89,509.35
         b. Additional Note Interest related to Class A-1 Monthly Interest                        $                 0.00
         c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest        $                 0.00
                                                                                                     --------------------
         d. Total Class A-1 Note Interest (sum a - c)                                             $            89,509.35

         e. Class A-2 Monthly Interest                                                            $           205,800.00
         f. Additional Note Interest related to Class A-2 Monthly Interest                        $                 0.00
         g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest        $                 0.00
                                                                                                     --------------------
         h. Total Class A-2 Note Interest (sum e-g)                                               $           205,800.00

         i. Class A-3 Monthly Interest                                                            $           253,700.00
         j. Additional Note Interest related to Class A-3 Monthly Interest                        $                 0.00
         k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest        $                 0.00
                                                                                                     --------------------
         l. Total Class A-3 Note Interest (sum i-k)                                               $           253,700.00

         m. Class A-4 Monthly Interest                                                            $           330,025.00
         n. Additional Note Interest related to Class A-4 Monthly Interest                        $                 0.00
         o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest        $                 0.00
                                                                                                     --------------------
         p. Total Class A-4 Note Interest (sum m-o)                                               $           330,025.00

    22 . Priority Principal Distributable Amount                                                  $                 0.00

    23 . Class B Noteholder Interest Amount
         a. Class B Monthly Interest                                                              $            37,500.00
         b. Additional Note Interest related to Class B Monthly Interest                          $                 0.00
         c. Interest Due on Additional Note Interest related to Class B Monthly Interest          $                 0.00
                                                                                                     --------------------
         d. Total Class B Note Interest (sum a-c)                                                 $            37,500.00

    24 . Secondary Principal Distributable Amount                                                 $                 0.00

    25 . Class C Noteholder Interest Amount
         a. Class C Monthly Interest                                                              $            55,000.00
         b. Additional Note Interest related to Class C Monthly Interest                          $                 0.00
         c. Interest Due on Additional Note Interest related to Class C Monthly Interest          $                 0.00
                                                                                                     --------------------
         d. Total Class C Note Interest (sum a-c)                                                 $            55,000.00

    26 . Tertiary Principal Distributable Amount                                                  $                 0.00

    27 . Class D Noteholder Interest Amount
         a. Class D Monthly Interest                                                              $            75,600.00
         b. Additional Note Interest related to Class D Monthly Interest                          $                 0.00
         c. Interest Due on Additional Note Interest related to Class D Monthly Interest          $                 0.00
                                                                                                     --------------------
         d. Total Class C Note Interest (sum a-c)                                                 $            75,600.00

    28 . Required Payment Amount (Sum: Ln 20 - Ln 27)                                             $         1,515,601.84

    29 . Regular Principal Distributable Amount                                                   $        19,770,673.79

    30 . Unreimbursed Servicer Advances                                                           $                 0.00

  Available Funds
  ---------------

    31 . Available Collections                                                                    $        20,154,365.06

    32 . Reserve Account Draw Amount                                                              $                 0.00
                                                                                                     --------------------

    33 . Available Funds                                                                          $        20,154,365.06

  Collection Account Activity
  ---------------------------

    34 . Deposits
         a. Total Daily Deposits of Finance Charge Collections                                    $         3,970,800.47
         b. Total Daily Deposits of Principal Collections                                         $        16,174,812.00
         c. Withdrawal from Reserve Account                                                       $                 0.00
         d. Interest Income                                                                       $             8,752.59
                                                                                                     --------------------
         e. Total Deposits to Collection Account (sum a - d)                                      $        20,154,365.06

    35 . Withdrawals
         a. Servicing Fee and Unreimbursed Servicer Advances                                      $           468,467.49
         b. Deposit to Note Payment Account for Monthly Note Interest/Principal                   $        19,685,897.57
         c. Deposit to Reserve Account                                                            $                 0.00
         d. Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)$                 0.00
                                                                                                     --------------------
         e  Total Withdrawals from Collection Account(sum a - d)                                  $        20,154,365.06

  Note Payment Account Activity
  -----------------------------

    36 . Deposits
         a. Class A-1 Interest Distribution                                                       $            89,509.35
         b. Class A-2 Interest Distribution                                                       $           205,800.00
         c. Class A-3 Interest Distribution                                                       $           253,700.00
         d. Class A-4 Interest Distribution                                                       $           330,025.00
         e. Class B Interest Distribution                                                         $            37,500.00
         f. Class C Interest Distribution                                                         $            55,000.00
         g. Class D Interest Distribution                                                         $            75,600.00

         h. Class A-1 Principal Distribution                                                      $        18,638,763.22
         i. Class A-2 Principal Distribution                                                      $                 0.00
         j. Class A-3 Principal Distribution                                                      $                 0.00
         k. Class A-4 Principal Distribution                                                      $                 0.00
         l. Class B Principal Distribution                                                        $                 0.00
         m. Class C Principal Distribution                                                        $                 0.00
         n. Class D Principal Distribution                                                        $                 0.00
                                                                                                     --------------------

         m. Total Deposits to Note Payment Account (sum a - n)                                    $        19,685,897.57
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    37 . Withdrawals
         a. Class A-1 Distribution                                                                $        18,728,272.57
         b. Class A-2 Distribution                                                                $           205,800.00
         c. Class A-3 Distribution                                                                $           253,700.00
         d. Class A-4 Distribution                                                                $           330,025.00
         e. Class B Distribution                                                                  $            37,500.00
         f. Class C Distribution                                                                  $            55,000.00
         g. Class D Distribution                                                                  $            75,600.00
                                                                                                     --------------------
         h. Total Withdrawals from Note Payment Account (sum a - g)                               $        19,685,897.57

  Certificate Payment Account Activity
  ------------------------------------

    38 . Deposits
         a. Excess Funds                                                                          $                 0.00
         b. Reserve Account surplus                                                               $             1,536.21
                                                                                                     --------------------
         c  Total Deposits to Certificate Payment Account (sum a - b)                             $             1,536.21

    39 . Withdrawals
         a. Certificateholder Distribution                                                        $             1,536.21
                                                                                                     --------------------
         b. Total Withdrawals from Certificate Payment Account                                    $             1,536.21

  Required Reserve Account Amount
  -------------------------------

    40 . Lesser of: (a or b)
         a. $3,000,000.000                                                                        $         3,000,000.00
         b.  Note Balance                                                                         $       538,774,121.24

    41 . Required Reserve Account Amount                                                          $         3,000,000.00


  Reserve Account Reconciliation
  ------------------------------

    42 . Beginning Balance (as of Preceding Distribution Date)                                    $         3,000,000.00
    43 . Investment Earnings                                                                      $             1,536.21
    44 . Reserve Account Draw Amount                                                              $                 0.00
                                                                                                     --------------------
    45 . Reserve Account Amount (Ln 42 + Ln43 - Ln44)                                             $         3,001,536.21
    46 . Deposit from Excess Available Funds                                                      $                 0.00
    47 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount             $             1,536.21
    48 . Ending Balance (Ln45 + Ln46 - Ln47)                                                      $         3,000,000.00
    49 . Reserve Account Deficiency (Ln41 - Ln48)                                                 $                 0.00

  Instructions to the Trustee
  ---------------------------

    50 . Amount to be deposited from the Reserve Account into the Collection Account              $                 0.00
    51 . Amount to be paid to Servicer from the Collection Account                                $           468,467.49
    52 . Amount to be deposited from the Collection Account into the Note Payment Account         $        19,685,897.57
    53 . Amount to be deposited from the Collection Account into the Certificate Payment Account  $                 0.00
    54 . Amount to be deposited from the Collection Account into the Reserve Account              $                 0.00
    55 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve
         Amount                                                                                   $             1,536.21
    56 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                 $        18,728,272.57
    57 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                 $           205,800.00
    58 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                 $           253,700.00
    59 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                 $           330,025.00
    60 . Amount to be paid to Class B Noteholders from the Note Payment Account                   $            37,500.00
    61 . Amount to be paid to Class C Noteholders from the Note Payment Account                   $            55,000.00
    62 . Amount to be paid to Class D Noteholders from the Note Payment Account                   $            75,600.00
    63 . Amount to be paid to Certificateholders from the Certificate Payment Account with
         respect to Excess Funds and Reserve Account surplus                                      $             1,536.21

  Net Loss and Delinquency Activity
  ---------------------------------

    64 . Net Losses with respect to preceding Collection Period                                   $           156,520.13

    65 . Cumulative Net Losses                                                                    $           213,784.22

    66 . Cumulative Net Loss Percentage                                                                    0.0356%

    67 . Delinquency Analysis                                                  Number of                  Principal
                                                                                 Loans                     Balance
                                                                         ------------------------------------------------

         a. 31 to 60 days past due                                                188             $         2,630,007.44
         b. 61 to 90 days past due                                                 50             $           615,107.15
         c. 91 or more days past due                                               31             $           472,111.13
                                                                         ------------------------------------------------
         d. Total (sum a - c)                                                     269                       3,717,225.72

  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on February 09, 2004.

  CARMAX AUTO SUPERSTORES, INC.
  =======================================================================
  As Servicer

  By:            /s/ Keith D. Browning
            -------------------------------------------------------------

  Name:          Keith D. Browning
            -------------------------------------------------------------

  Title:         Executive Vice President and Chief Financial Officer
            -------------------------------------------------------------